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Exhibit 23.02

CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 2-61264) of Xcel Energy Inc. of our report dated June 27, 2000 relating to the financial statements of the Xcel Energy Employee Stock Ownership Plan, which appears in this Form 11-K.

/s/ PRICEWATERHOUSECOOPERS LLP PricewaterhouseCoopers LLP Minneapolis, Minnesota June 22, 2001

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CONSENT OF INDEPENDENT ACCOUNTANTS